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                                 EXHIBIT 99(B)
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                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                          CHARTER MEDICAL CORPORATION
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2004

    This form must be used by a holder of the 11 1/4% Senior Subordinated Notes due 2004 (the "Old Notes") of Charter Medical Corporation (the "Company") who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Prospectus dated , 1994 (the "Prospectus") and in Instruction 2 to the Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

                    To: Marine Midland Bank, Exchange Agent

         BY REGISTERED OR CERTIFIED MAIL:                          BY FACSIMILE TRANSMISSION:
               Marine Midland Bank                                    Marine Midland Bank
            Corporate Trust Operations                             Corporate Trust Operations
                   140 Broadway                                          (212) 658-6425
                    "A" Level
          New York, New York 10005-1180
              BY OVERNIGHT COURIER:                                         BY HAND:
               Marine Midland Bank                                    Marine Midland Bank
            Corporate Trust Operations                             Corporate Trust Operations
                   140 Broadway                                           140 Broadway
                    "A" Level                                              "A" Level
          New York, New York 10005-1180                          New York, New York 10005-1180

                               TELEPHONE NUMBER:
                                 (212) 658-6433

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

      CERTIFICATE NUMBER(S) (IF KNOWN)
                OF OLD NOTES                   AGGREGATE PRINCIPAL     AGGREGATE PRINCIPAL
OR ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY    AMOUNT REPRESENTED       AMOUNT TENDERED
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------

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                                   SIGN HERE
Name of Registered or Acting Holder: ___________________________________________
Signature(s): __________________________________________________________________
Name(s) (please print): ________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
Telephone number: ______________________________________________________________
Date: __________________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

                                   SIGN HERE
Name of firm: __________________________________________________________________
Authorized signature: __________________________________________________________
Name (please print): ___________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Telephone number: ______________________________________________________________
Date: __________________________________________________________________________

    DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this notice of Guaranteed Delivery is signed by the registered holder of the Old Notes referred to herein, the signature must correspond with the name written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

    3. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.